THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

10% CONVERTIBLE PROMISSORY NOTE

Amount: $	Date:

FOR VALUE RECEIVED, American Energy Sands Corp., a Delaware corporation (the “Debtor” or “Company”), hereby promises to pay in lawful money of the United States to the order of Steven Goode, or his successors or assigns (“Lender”) at such place as the holder hereof may from time to time designate in writing, the principal sum of ($ ), together with interest on the unpaid principal balance hereof from the date hereof until paid in full. This Note is one of a series of promissory notes being issued by the Company in a non-public offering of the notes in the aggregate maximum amount of $1,750,000.

1. PAYMENTS OF PRINCIPAL AND INTEREST.

Debtor will pay this Note in full on or before April 30, 2014 (“Due Date”), together with all accrued and unpaid interest. This Note shall bear interest at the rate of ten percent (10%) per annum. Debtor will pay Lender at such place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to interest and then to principal.

2. EVENT OF DEFAULT.

The occurrence of the following shall be deemed to be an event of default (an “Event of Default”) hereunder: (a) Company fails to pay when due any sums payable hereunder; (b) Company files a voluntary petition in bankruptcy or a petition or answer seeking liquidation, reorganization or an arrangement with its creditors; (c) Company applies for, or consents to, the appointment of a receiver, trustee or liquidator, admits in writing its inability to pay its debts or makes a general assignment for the benefit of its creditors; (d) Company defaults in the performance under any term, covenant, condition, or obligation contained herein; (e) Company fails to perform any other obligation under this Note, or (f) the representations of the Company under this Note prove to be untrue.

3. ACCELERATION AND LATE CHARGE.

3.1 Upon the occurrence of an Event of Default and without further notice to Debtor, all unpaid principal, plus all accrued interest and other amounts due hereunder, shall become immediately due and payable.

3.2 Any amount which is not paid when due hereunder shall thereafter, in addition to the other amounts payable hereunder by reason thereof, bear interest at a rate equal to twelve percent (12%) per annum (or such lesser rate as is the maximum rate permitted by applicable laws) commencing the date fifteen (15) days after the due date until paid.

4. ATTORNEYS FEES.

Should suit be brought to enforce, interpret or collect any part of this Note, the Lender shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys’ fees and all other costs of enforcement and collection.

5. CONVERSION.

5.1 Conversion. This Note, and all amounts due hereunder, are convertible at any time by the Lender and shall be convertible by the Company upon completion of a debt or equity financing of $10 million or more (“Permanent Financing”). The face amount of this Note shall be converted into a number of shares (the “Conversion Shares”) of common stock of the Company divided by 0.498574. The Conversion Shares shall be of the same class and/or series, and shall entitle the Lender to the same rights and privileges, as the stock purchased by investors in the Permanent Financing, or in the case of a debt financing, the common stock of the Company. Upon conversion of this Note, the Company shall have no further obligation hereunder.

5.2 No Fractional Shares. No fractional shares of the Company’s Common Stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Lender would otherwise be entitled upon conversion of this Note, the Company shall pay an amount in cash equal to the then current fair market value of such fractional shares.

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5.3 Mechanics and Effect of Conversion. Upon conversion, the Lender shall (a) surrender this Note, duly endorsed, at the principal offices of the Company, together with a written notice in substantially the form attached hereto as Annex A (the “Conversion Notice”), to the Company of the Lender’s election to convert, and (b) execute a subscription agreement and all other documents required to be executed by other investors in such financing round ( the “Subscription Agreement”) with typical investor representations, including representations required to establish Lender’s status, or any assign, as an “Accredited Investor,” as defined in Rule 501 of Regulation D promulgated pursuant to the 1933 Act. At its expense, the Company will, as soon as practicable thereafter, and in any event within thirty (30) business days thereafter, issue and deliver to Lender, a certificate or certificates for the number of shares of Conversion Shares to which Lender is entitled upon such conversion (bearing the securities legend set forth on this Note and any other legends that may be required by applicable state or federal securities law in the opinion of legal counsel for Company), together with any other securities or property to which the Lender is entitled upon such conversion under the terms of this Note, including a check payable to the order of the Lender for any cash amounts payable as provided above as a result of the conversion of this Note into a fractional share of Conversion Shares. Upon full conversion of the entire unpaid balance of this Note, the Company will be released from all its obligations and liabilities under this Note.

5.4 When Conversion Effected. A conversion of the unpaid balance of this Note shall be deemed to have been effected immediately prior to the close of business on the business day on which the Note, the Conversion Notice and the Subscription Agreement are surrendered to the Company as provided above, and at such time, the person in whose name any certificates for shares of Conversion Shares shall be issuable upon conversion as provided herein shall be deemed to be the record holder of such shares of the Conversion Shares as of such date for all purposes.

6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Lender against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Note above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of Conversion Shares or such other securities as may be issuable on conversion of this Note (and on the conversion or exercise of such other securities), free from all preemptive rights thereon, which will be sufficient to permit the full conversion of this Note, and (c) shall take all such action as may be necessary or appropriate in order that said shares of Conversion Shares (or such other securities) that may be issued pursuant to the conversion of this Note will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Lender that:

7.1 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Note, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance) and delivery of the shares to be issued upon conversion of the Note has been taken.

7.2 Valid Issuance of Stock. The Conversion Shares, when issued, sold and delivered in accordance with terms of this Note, will be duly and validly issued, fully paid and nonassessable.

8. LOSS OR MUTILATION. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Note, the Company at its expense will execute and deliver, in lieu thereof, a new Note of like tenor.

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9. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Note does not by itself entitle the Lender to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Lender to purchase Conversion Shares by conversion of this Note, no provisions hereof, and no enumeration herein of the rights or privileges of the Lender shall cause the Lender to be a stockholder of the Company.

10. NOTICES. All notices referred to in this Note shall be in writing and shall be deliverable personally or by certified or registered mail, return receipt requested, postage prepaid and will be deemed, to have been given when so delivered or mailed (i) to the Company, at its principal executive offices and (ii) to the Lender, at such address as appears in the records of the Company (unless otherwise indicated by Lender).

11. RIGHT TO PREPAY. Upon thirty (30) days’ prior written notice, the Company shall have the right to prepay this Note without penalty at any time prior to the earlier of the Due Date or the date this Note is converted pursuant to Section 5 hereof.

In Witness Whereof, the Company has executed this Note as of the date first above written.

American Sands Energy Corp.

By
Its

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Annex A

[FORM OF CONVERSION NOTICE]

(To be executed upon conversion of the Convertible Promissory Note)

The undersigned hereby irrevocably elects to exercise the right, represented by this Convertible Promissory Note, to convert the entire unpaid amount of $ ____________ outstanding under the Convertible Promissory Note at the Conversion Price identified in the Convertible Promissory Note into ________ shares of ___________________________. In lieu of any fractional shares to which the undersigned would otherwise be entitled upon conversion of the Convertible Promissory Note, please pay to the undersigned an amount in cash equal to the then current fair market value of such fractional shares, pursuant to the terms of the Convertible Promissory Note.

Dated: _________________

Signature:

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